EXHIBIT 99.1
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                   [WINTRUST FINANCIAL CORPORATION LETTERHEAD]



FOR IMMEDIATE RELEASE
---------------------
October 1, 2003

FOR MORE INFORMATION CONTACT:
Edward J. Wehmer, President/CEO - Wintrust Financial Corporation,
    (847) 615-4096
David A. Dykstra, Senior EVP/COO - Wintrust Financial Corporation,
    (847) 615-4096
Gary E. Umlauf, President/CEO - Advantage National Bancorp, Inc.,
    (847) 364-0100


               WINTRUST FINANCIAL CORPORATION ANNOUNCES CLOSING OF
                ACQUISITION OF ADVANTAGE NATIONAL BANCORP, INC.
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         LAKE FOREST, ILLINOIS - Wintrust Financial Corporation ("Wintrust")
(Nasdaq: WTFC) announced today the completion of its previously announced acquisition of 100% of the ownership interest of Advantage National Bancorp, Inc. ("Advantage") in a stock merger transaction. Advantage is the parent company of Advantage National Bank that has locations in Elk Grove Village and Roselle, Illinois.

         Advantage National Bank is a de novo bank that began operations in January, 2001 and had total assets of approximately $107.5 million as of June 30, 2003. Advantage National Bank is being operated as a separately chartered bank subsidiary of Wintrust. The merger allows Wintrust to expand into the desirable northwest Chicago metropolitan area through a bank that has a dedicated board of directors and management team and an operating culture that has proven successful and is well positioned for future growth.

         Edward J. Wehmer, President and CEO of Wintrust, and Gary E. Umlauf, Advantage's President and CEO, indicated "This transaction is a win-win situation for both companies and more importantly for our customers. In both firms, the clients' interests always come first and both organizations share a common market philosophy of community banking. As we have worked together since announcing the


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transaction, we have become even more convinced about the excellent fit of this merger for our two companies."

         Under the terms of the merger agreement, each share of Advantage common stock outstanding was converted into the right to receive 0.757 shares of Wintrust's common stock. The purchase price consists of approximately 670,900 shares of Wintrust's common stock to be issued in exchange for Advantage common stock and $0.4 million of cash paid for outstanding Advantage warrants. The shares issued in the transaction have been registered under the Securities Act of 1933. Consummation of the transaction is not expected to have a material impact on Wintrust's 2003 or 2004 earnings per share.

ABOUT WINTRUST
--------------

         Wintrust is a financial holding company whose common stock is traded on the Nasdaq Stock Market(R) and that has assets of $4.1 billion. In addition to the Advantage merger, it has seven suburban Chicago community bank subsidiaries, each of which was founded as a de novo bank since December 1991, located in the following markets -- Lake Forest Bank & Trust Company, Hinsdale Bank & Trust Company, North Shore Community Bank & Trust Company in Wilmette, Libertyville Bank & Trust Company, Barrington Bank & Trust Company, Crystal Lake Bank & Trust Company and Northbrook Bank & Trust Company. The banks also operate facilities in Lake Bluff, Highland Park, Hoffman Estates, Highwood, Glencoe, Winnetka, Clarendon Hills, Western Springs, Skokie, Wauconda, Cary, McHenry and Riverside, Illinois. Additionally, the Company operates various non-bank subsidiaries. First Insurance Funding Corporation, one of the largest commercial insurance premium finance companies operating in the United States, serves commercial loan customers throughout the country. Tricom, Inc. of Milwaukee provides short-term accounts receivable financing and value-added out-sourced administrative services, such as data processing of payrolls, billing and cash management services, to temporary staffing service clients located throughout the United States. Wayne Hummer Investments, LLC is a broker-dealer providing a full range of private client and brokerage services to clients located primarily in the Midwest. Focused Investments LLC is a broker-dealer that provides a full range of investment solutions to clients through a network of community-based financial institutions throughout the Midwest. Wayne Hummer Asset Management Company provides money management services and advisory services to individual accounts as well as the Wayne Hummer Companies' four proprietary mutual funds. Wayne Hummer Trust Company, a trust subsidiary, allows Wintrust to service


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customers' trust and investment needs at each banking location. Wintrust
Information Technology Services Company provides information technology support, item capture and statement preparation services to the Wintrust subsidiaries.

         Including the two Advantage locations, Wintrust operates a total of 34 banking offices and is in the process of constructing several additional branch facilities. All of the Company's banking subsidiaries are locally managed with large local boards of directors. Wintrust Financial Corporation has been one of the fastest growing de novo bank groups in Illinois.




                           Forward-Looking Information
                           ---------------------------

         This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 relating to Wintrust's planned acquisition of Advantage National Bancorp, Inc. and its subsidiary, the combination of their businesses with Wintrust, as well as growth strategies and earnings outlook. Actual results could differ materially from those addressed in the forward-looking statements due to factors such as unexpected difficulties or delays in completing the acquisition, unforeseen difficulties in integrating the operations of Advantage or higher than expected operational costs, unanticipated departures of senior officers of Advantage or loss of other key personnel, changes in economic conditions, unanticipated changes in interest rates that negatively impact growth, competition and the related pricing of other banking products, future events that may cause unforeseen losses on loans or other customer advances, slower than anticipated development and growth of Advantage's business or unanticipated business declines. Therefore, there can be no assurances that future actual results will correspond to these forward-looking statements, and Wintrust undertakes no obligation to publicly update these statements. This press release should be reviewed in conjunction with Wintrust's Annual Report on Form 10-K, quarterly reports on Form 10-Q and other publicly available information regarding Wintrust, copies of which are available from Wintrust upon request. Such publicly available information provides additional information regarding risks and uncertainties related to the Wintrust's business that should be considered in evaluating "forward-looking statements."


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NOTE: THE FOLLOWING NOTICE IS INCLUDED TO MEET CERTAIN LEGAL REQUIREMENTS
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Wintrust will be filing a registration statement with the Securities and
Exchange Commission in connection with its previously announced proposed acquisition of Village Bancorp, Inc. ("Village") in a stock merger transaction. The registration statement will include a proxy statement/prospectus that will be sent to the stockholders of Village seeking their approval of the proposed transaction. Stockholders of Village are advised to read the important information concerning the proposed transaction contained in the proxy statement/prospectus and other documents filed by Wintrust with the Securities and Exchange Commission when they become available. When filed, these documents can be obtained free of charge from the web site maintained by the Securities and Exchange Commission at http://www.sec.gov or upon written request to Wintrust Financial Corporation, Attn: Investor Relations, 727 North Bank Lane, Lake Forest, Illinois 60045 or by calling (847) 615-4096, or upon written request to Village Bancorp, Inc., Attn: President, 311 South Arlington Heights Road, Arlington Heights, Illinois 60005 or by calling (847) 483-6000.


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